CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    EXHIBIT 10.2

                     ORDER FULFILLMENT SERVICES AGREEMENT

This Order Fulfillment Services Agreement (the "Agreement") is made as of the 2nd day of May 2000 (the "Effective Date") between Ingram Micro Inc. ("Ingram"), a Delaware corporation, with principal place of business at 1600 E. Saint Andrew Place, Santa Ana, CA 92705 and Buy.com, Inc., a Delaware corporation with its principal place of business at 85 Enterprise, Aliso Viejo, California 92705 ("Buy.com").

                                    PURPOSE

Ingram will provide order fulfillment and other services ("Services") to Buy.com in conjunction with Buy.com's product purchase agreement with E&S International, Inc. ("ESI") and Ingram's Contract Warehousing Services Agreement with ESI. This Agreement defines the general terms and conditions governing Ingram's Services. The parties may add additional Services to this Agreement after the Effective Date by adding amendments to this Agreement signed by both parties, and prices may be adjusted accordingly.

                                   AGREEMENT

The parties agree as follows:

1.  DEFINITIONS

Whenever capitalized in this Agreement:

"Business Day" means Monday through Friday, excluding days on which holidays are observed.

"Confidential Information" means (i) non-public information which either party learns, by whatever means, about the other party's business in the course of performance of this Agreement; (ii) the terms and existence of this Agreement (including Appendices) and the nature and details of the parties' business relationship; and (iii) information relating to Products, designs, business plans or processes, distribution methods, volumes, prices, costs, finances, research and development, personnel, suppliers, customers or customer information. The term "Confidential Information" does not include any information that (i) is or becomes generally available to the public other than as a result of a disclosure by the parties or their representatives in breach of this Agreement, (ii) was available to the receiving party without a duty of confidentiality prior to its disclosure by the disclosing party, (iii) becomes available to the receiving party from a source other than the other party or its representatives, provided that such source is not known to be subject to any prohibition against transmitting the information; or (iv) is disclosed pursuant to an order of court or government agency, provided that if Confidential Information is disclosed or threatened to be disclosed pursuant to this clause, the receiving party will give the disclosing party prompt written notice of such threatened disclosure and the right to defend against such disclosure, at its expense, and provided further, that the receiving party will cooperate reasonably in such defense.

"Cut-Off Time" means, unless otherwise stated, [***] local time at the relevant Facility.

"Delivery Point" means the location to which the Product will be sent, as specified in the Order.

"Effective Date" means the date set forth in the first paragraph of this Agreement.

"Facility" means a warehouse used to provide Services.

"Ingram Employees" means employees and associates, assignees or successors in interest.

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

"Contract Warehousing Services Agreement" means the Contract Warehousing Services Agreement between Ingram and ESI.

"Order" means an order for delivery of specified Products to a specified Delivery Point transmitted by Buy.com to Ingram.

"Product" means those products provided by ESI that Ingram will handle in connection with the Services provided to Buy.com.

"Product Damage" means damage to a Product.

"Shipment" means an Order that Ingram has processed and tendered to a carrier for transport to the Delivery Point.

"Services" means the order fulfillment services to be provided by Ingram.

"Vendor" means ESI only for this Agreement.

"SKU Setup" means assigning an Ingram proprietary numerical value of Six digits to each and every unique product in order to differentiate between products and product characteristics.

"End-User Refusals" means Products which are not able to be delivered and/or transfer of title does not take place between carrier and Buy.com's client for any number of reasons, such as: damage, wrong address, mis-shipment, etc. Carrier is unable to successfully deliver or transfer title to Buy.com's customer.

"Receiving Mixed Pallets" means Product that is delivered with more than one Ingram SKU number per pallet.

"Piece Receiving" means Product that is sent from ESI to Ingram's receiving docks, and is not on a pallet.

"Unconveyable Product" means a box/unit that does not fall within the specific guidelines and/or dimensions as outlined on Exhibit D.

"Conveyable Product" means boxes/units which fall within the parameters and/or dimensions as outlined in Exhibit D.

"Prime Rate" means the prime commercial lending rate announced from time to time by Bank of America, N.A. at its principal office in San Francisco, California (or if Bank of America shall no longer be in existence, by the domestic commercial bank having a principal office in San Francisco, California, which at that time has the largest capital surplus of all such commercial banks).


2. SERVICES

2.1 Ingram's Services. Ingram will perform the Services described on Exhibit A attached to this Agreement in an efficient and professional way and as more specifically provided in this Agreement.

2.2 Provided Ingram has adequate inventory of Product to fulfill the Order, and provided the Order prints in the shipping facility before the Cut-Off Time, Ingram will process all Orders [***]. If an Order prints in the facility
                                     ---
     after the Cut-Off Time, Ingram will make best efforts to process the Order [***], and if it is nonetheless unable to do so, it will process the Order
      ---
     within [***] after receipt.
             ---

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

2.3 Operations Managers. Each party will name a business manager who will act as primary contact for matters related to the day-to-day administration of this Agreement. The current operations managers for each party are shown in Exhibit A.

2.4 Operations Review Meetings. Operations Review Meetings. Ingram and Buy.com will meet at least monthly to review Ingram's performance of the Services and discuss current industry trends, improvements to Buy.com's supply chain, security measures and procedures, disposition of non-moving Product, Product forecasts, continuous process improvement, strategic changes recommended by Ingram or Buy.com, and implementation of cost savings programs. Pricing as stated on Exhibit C will be reviewed [***] in relation to the assumptions stated on Exhibit E and, in the event that an assumption is not being met, Ingram may change its pricing to compensate for Buy.com's failure to meet the assumption.

3. FACILITIES, LABOR AND EQUIPMENT

3.1 Personnel. Ingram will be responsible for insuring that all Ingram Employees performing any Services under the Agreement do so competently and with integrity and that they observe all applicable safety and workplace regulations and policies.

3.2 Facilities.

3.2.1 Ingram will utilize the Facilities listed on Schedule A to provide Services. Ingram may choose to use additional facilities within the United States to provide the Services, or may choose to substitute other facilities for the Facilities.

4. OWNERSHIP

4.1 Products. In performance of the Services, Ingram will accept Orders placed by Buy.com to ship Products to the Delivery Point designated by Buy.com.

4.2 Risk of Loss and Damage. The risk of loss and damage for all Products handled by Ingram under this Agreement shall pass to Buy.com upon delivery of the Products to the carrier at the Facility.

5. CONFIDENTIALITY

5.1 In General. A party that receives Confidential Information of the other will not publish, disclose or disseminate such Confidential Information to any third party and will only disclose or disseminate such Confidential Information to those employees who have a need-to-know such Confidential Information in connection with performance of the Services. Each party will use the Confidential Information it receives under this Agreement only for the purpose of its performance under this Agreement and neither party will use such Confidential Information for any other purpose.

5.2 Publicity. Neither party will announce the execution of this Agreement or advertise or promote any aspect of the Services performed by Ingram for Buy.com under this Agreement without the express prior written consent of the other party.

6. COMPLIANCE WITH LAWS

6.1 Ingram will obtain such licenses or permits as may be required to perform the Services and will comply with all federal and state laws, regulations, orders and rules applicable to the performance of the Services. Buy.com will comply with all laws, regulations, orders and rules applicable to the performance of

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Buy.com obligations under this Agreement. Buy.com will not ask Ingram to perform any Services in a manner that would violate any law or regulation.

7. HAZARDOUS MATERIAL

Not applicable.

8. PRICING AND PAYMENT TERMS

8.2 As consideration for Ingram's performance of the Services, Buy.com will pay Ingram the amounts set forth in Exhibit C ("Service Fees") and all freight charges charged to Ingram's freight account numbers.

8.3 Billing Procedures. Ingram will invoice Buy.com immediately for Start-Up Fees, and monthly for all Service Fees and freight fees.

8.4  Payment Terms.  All invoices shall be [***]. If Buy.com fails to pay any
                                            ---
     undisputed amount when due, Buy.com shall pay Ingram interest on the past due amount at an annualized rate of the Prime Rate plus [***].
                                                              ---

8.5 If Buy.com disputes an invoice in good faith, Buy.com will pay any undisputed portion of the invoice and give Ingram written notice of such dispute within twelve (12) days after the invoice date. Ingram will provide backup documentation for the disputed charges within ten (10) business days of receipt of Buy.com's written notice. If Buy.com and Ingram agree a correction to the invoice is required, Buy.com will not be obligated to pay the disputed amount of the invoice until twelve (12) calendar days after receipt of a corrected invoice, or, if the correction is made on the next period invoice, net twelve days from receipt of that invoice. During any such efforts to resolve invoices disputed in good faith, all terms and conditions of this Agreement will remain in full force and effect.

9.  (INTENTIONALLY OMITTED)

10. TERM AND TERMINATION

10.1 Term. The term of this Agreement will be begin on the Effective Date and continue for a period of twelve (12) calendar months thereafter. If on or before the first anniversary of the Effective Date, the parties have not reached an agreement to extend the term for an additional period of time, the term of the Agreement shall be automatically extended for an additional sixty (60) days in order to permit the parties to wind down their relationship.

10.2 Termination without Cause. Either party may terminate this Agreement for its convenience by providing written notice to the other party at least One-Hundred Twenty (120) days prior to the termination date. This Agreement shall terminate immediately upon the expiration or earlier termination of the Contract Warehousing Services Agreement.

10.3 Termination with Cause.

10.3.1 Either party may terminate this Agreement for cause as follows:

(a) Effective immediately upon written notice of termination if the other party has committed a material breach of any its obligations under this Agreement and has failed to cure such breach within thirty (30) days after receipt of written notice of the breach;

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b) Effective thirty (30) days after written notice of termination if the other party failed to pay any undisputed amount when due and failed to cure such breach by paying such past due amount within thirty (30) days after receipt of a written notice of breach; or
(c) Effective immediately, to the extent permitted by law, if the other party files a petition in bankruptcy or is adjudicated a bankrupt, makes a general assignment for the benefit of creditors, or has a receiver appointed with respect to its assets.

10.3.2 Termination of this Agreement will be without prejudice to any other right or remedy of either party.

10.3.3 Upon Termination Pursuant to Section 10.3.1. If Ingram terminates the Agreement with cause pursuant to Section 10.3.1, Buy.com will be liable to Ingram for those Start-Up Costs, all Service Fees, and freight charges that Buy.com has not already paid to Ingram, and any additional outstanding amounts owed, including any costs incurred by Ingram to return remaining Product to ESI.

10.4 Effect of Termination.

10.4.1 Upon Termination Pursuant to Section 10.2. If Buy.com terminates the Agreement for convenience pursuant to Section 10.2, Buy.com will be liable to Ingram for those Start-Up Costs and Service Fees and freight charges that Buy.com has not already paid to Ingram, and any additional outstanding amounts owed, including any costs incurred by Ingram to return remaining product to vendor.

10.4.2 Confidential Information and Property. If this Agreement is terminated for any reason, each party will, within fifteen (15) days after Ingram last performs Services under the Agreement, return or destroy, as specified by the other, all Confidential Information and other property belonging to the other party then in its possession.

10.4.3 Termination Costs. Neither party will be liable to the other for damages or expenses incurred solely as a result of terminating this Agreement in accordance with its terms, including but not limited to costs of terminating real estate, equipment, and other property leases, and applicable employee severance pay.

10.4.4 Survival. The shipment of any Product to Ingram after termination shall not be construed as a renewal or extension of this Agreement nor as a waiver of any termination notice. All terms and provisions of this Agreement, including any and all Exhibits and amendments hereto, that by their nature are intended to survive any termination of this Agreement will so survive.

11. LIMITATION OF LIABILITY

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES INCURRED OR SUFFERED BY THE OTHER PARTY, INCLUDING WITHOUT LIMITATION, LOST REVENUE, LOSS OF INCOME, OR LOSS OF BUSINESS ADVANTAGE, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

12. INDEMNIFICATION

12.1 Indemnification by Ingram. Ingram will indemnify, defend, and hold Buy.com and its officers, directors and employees harmless from and against any and all liabilities, damages, fines, penalties, costs, claims, interest and expenses (including costs of defense, settlement, and reasonable attorney fees) that arise from claims, allegations, actions, causes of action, adjudications, or suits by third parties to the extent attributable to negligence or willful misconduct of Ingram or Ingram Employees.

12.2 Indemnification by Buy.com. Buy.com will indemnify, defend and hold Ingram and its officers, directors and employees harmless from and against any and all liabilities, damages, fines, penalties, costs, claims, interest and expenses (including costs of defense, settlement, and reasonable attorney fees) that arise from claims, allegations, actions, causes of action, adjudications, or suits by third parties to the extent attributable to negligence or willful misconduct of Buy.com or its employees or agents.

12.3 Indemnification Procedure. A party seeking indemnification under this provision ("indemnified party") will notify the other party ("indemnifying party") as promptly as practicable and give the indemnifying party an opportunity to defend the claim. The indemnified party will extend reasonable cooperation in connection with such defense. If the indemnifying party fails to defend the claim within a reasonable time, the indemnified party may assume the defense, and the indemnifying party will repay the indemnified party for all expenses incurred in connection with such defense (including reasonable attorney fees, settlement payments and payments of judgments) until the indemnifying party assumes such defense. The foregoing indemnity obligations will extend only to the losses actually suffered by the indemnified party, reduced by any offsetting assets or services received from any third party including any insurer. The indemnifying party will be subrogated to all rights of the indemnified party against any third party with respect to any claim for which indemnity was paid. The indemnifying party shall not be responsible for any settlement made by the indemnified party without the indemnifying party's prior written permission. In the event of a settlement, the indemnified party will not publicize the settlement nor permit the complaining party to publicize the settlement without first obtaining the indemnifying party's written consent.

13. FORCE MAJEURE

Neither party will be held in breach of this Agreement for a delay or failure to perform if and to the extent such delay or failure to perform under this Agreement is due to an Act of God or the public enemy, labor disorder, civil commotion, closing of public highways, government interference, government regulations, or any similar event or occurrence beyond the reasonable control of the affected party.

14. DISPUTES

14.1 Dispute Resolution. In the event of a controversy or dispute between Buy.com and Ingram arising out of or in connection with the Agreement, the parties will attempt, promptly and in good faith, to resolve any such dispute. If they are unable to do so within thirty (30) days, then either may proceed to file an action as set forth in Section 14.2.

14.2 Governing Law and Venue. This Agreement and the relationship of the parties will be governed by and interpreted in accordance with the federal law governing transportation and the internal laws of California without regard to rules of conflicts of laws. Venue for any judicial proceeding will be in Orange County, California. Both Ingram and Buy.com waive all objections to jurisdiction and venue in any court located in that county.

15. MISCELLANEOUS

15.1 Relationship of the Parties. Ingram is an independent contractor. Nothing in this Agreement will create a partnership or joint venture between Buy.com and Ingram and neither will make representations to the contrary. Ingram will determine the manner and means by which the work under this Agreement is accomplished, subject to the express condition that Ingram will at all times comply with the terms of this Agreement and with applicable law.

15.2 Taxes. All payments by Buy.com for Services under this Agreement are exclusive of taxes imposed by foreign, federal, state, provincial, municipal, local and other taxing authorities, including income, franchise, excise, sales, use, gross receipts, value added, goods and services, property or similar taxes.

15.3 Software. Nothing contained in this Agreement will be deemed to constitute a sale or license of any software installed or used by Ingram, or an implied or express warranty regarding the performance of such software. All systems, including customizations and supporting documentation, supplied by Ingram will remain the property of Ingram.

15.4 Delegation and Assignment. Either party may assign this Agreement with the written consent of the other party, which consent will not be unreasonably withheld, provided, however, that either party may assign this Agreement to an entity acquiring all or substantially all of its assets.

15.5 Notices. Notices must be in writing, reference this Agreement and be sent to the addresses set forth below. Either party may change the address to which notice must be given by written notice to the other party. Notices are effective upon receipt or five (5) days after sending, whichever comes first, if the notices are sent by an overnight delivery service or if mailed postage prepaid, certified or registered mail, return receipt requested.

BUY.COM                                 INGRAM
President                               Tom Plantamura, Account Manager
                                        Consumer Markets Division - West
Buy.com, Inc.                           Ingram Micro Inc.
85 Enterprise                           1600 E. Saint Andrew Place
Aliso Viejo, California 92656           Santa Ana, CA 92705

With a copy at same address to:         With a copy at same address to:

General Counsel,                        General Counsel,
Buy.com Law Department                  Ingram Micro Law Department

15.6 Interpretation. The parties and their respective counsel have negotiated this Agreement. This Agreement will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against either party. The headings and captions are included for reference purposes only and do not affect the interpretation of the provisions. This Agreement will be read with all changes of gender and number required by the context. Wherever reference is made in this Agreement to "weeks", "quarters", "periods", "months", or "years", the reference will be read to refer to periods as defined to Ingram's fiscal calendar, unless otherwise clear from the context.

15.7 Severability. If any provision of this Agreement is held to be invalid, the validity of the remainder of this Agreement will not be affected, and the rights and obligations of the parties will be construed and enforced as if this Agreement did not contain the invalid provision. The provisions of this Agreement are severable.

15.8 Waiver. Waiver by either party of any breach of this Agreement does not constitute a waiver of any subsequent nonperformance or other breach of the same or any other provision.

15.9 Conflicts. In the event of a conflict between this Agreement and any schedules or exhibits to this Agreement, this Agreement will control. No bill of lading may purport to incorporate any terms that are in addition to or inconsistent with this Agreement, and, should a form of bill of lading having preprinted terms be utilized, none of the preprinted terms of that bill will have any contractual significance.

15.10 Entire Agreement. This Agreement, schedules and exhibits, constitutes the entire agreement between the parties, and supersedes any other agreements between them, relating to this subject matter. It does not in any way alter, affect, or set forth the terms of any contractual relationship between the relating to any subject matter other than as set forth in this Agreement.

15.11 Modification. This Agreement may not be modified or supplemented by any agreement or representation that is not contained in this document or any schedules or exhibit. Amendments to this Agreement must be in writing signed by Ingram and Buy.com.

Agreed as of the Effective Date:
"Ingram"                                "Buy.com"

Ingram Micro Inc.                       Buy.com, Inc.

By: __________________________________  By: _________________________________

Name: ________________________________  Name: _______________________________

Title: _______________________________  Title:_______________________________

                                   EXHIBIT A

                           ORDER PROCESSING SERVICES

1. FACILITIES

1.1 Ingram will utilize the following Facilities to provide Services as of the Effective Date of the Agreement:

[***]

1.2 Each Facility will regularly be open and in operation on the following days and during the following hours:

Days                     Hours
[***]                    [***]
Excluding Holidays.

2. ORDER PROCESSING SERVICES

2.1 Ingram will accept and process Orders transmitted to Ingram by Buy.com by electronic communication. All such Orders will include the customer shipping address, Order identification number, and any additional information mutually agreed upon by the parties. Ingram will create a separate account number for all
Orders and invoicing to Buy.com under this Agreement.   This account will only
be used with the ESI vendor codes. Vendor codes assigned to [***] products currently will be voided no later than 90 days after the Effective Date.

2.2 Ingram shall assist Buy.com in tracking lost Shipments and/or short Shipments by filing claims with the freight carriers, but only for those shipments that Buy.com chooses to ship under Ingram's freight account number(s) for an additional Service Fee (See Exhibit C); provided that, Ingram shall in no case be responsible for lost or damaged shipments once they have been delivered to the freight carrier.

3. PRODUCT SOURCING AND RECEIVING

3.1 Buy.com will provide Ingram with a list of the Products it intends to purchase from ESI. The Product list shall include the replacement cost of each SKU. Ingram shall review the Product list and assign Ingram SKU numbers to the Product list, provided that both Ingram and Buy.com mutually agree upon the Products to be assigned SKU numbers. Ingram shall not be required to warehouse Product that is already carried in Ingram's product inventory; unless Ingram is not authorized to sell the Product to Buy.com. Buy.com and Ingram will mutually agree on how the Product is to be categorized at the time the SKU number is assigned.

3.2 Buy.com will limit deliveries by small parcel carriers to Ingram to special orders.

4.   PRODUCT RETURNS

4.1 Buy.com shall not return Products to Ingram, and Ingram shall not be required to accept end-user and/or customer returns on their behalf.

4.2 All End-User Refusals shall be shipped to Buy.com's returns facility (1395 South Lyon Street, Suite C, Santa Ana, California or other location as designated by Buy.com), unless the End-User Refusal is in resalable condition, and ESI has consented, to return the Product to ESI's inventory (either in its agreement with Ingram or otherwise). Buy.com shall bear all costs incurred in returning the End-User Refusal to Ingram's Facility and in returning it to Buy,com's return facility.

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

4.3 Ingram's right to return Products shall survive the term and termination of this Agreement. Should Ingram have an additional inventory balance due at the termination of the Agreement, Buy.com authorizes Ingram to ship Product to Buy.com's returns facility at 1395 So. Lyon Street, Suite C, Santa Ana, CA 92705-4608 or other designated address, with freight-out being invoiced to Buy.com within 30 days of the termination of the Agreement.

5. REPORTS AND SYSTEMS SUPPORT

As set forth on Exhibit B.

6. BUSINESS MANAGERS

Ingram Micro Contact/Business Manager

Denee Burns
Phone Number:  (714) 566-1000 ext. 24972
1600 E. St. Andrew Place
Santa Ana, CA 92705
email address:  denee.burns@ingrammicro.com
                ---------------------------


Buy.com Contact/Business Manager
Jarod Smith
Phone Number: (949) 389-2153
Buy.com, Inc
85 Enterprise
Aliso Viejo, California 92705
email address: jarods@buy.com

                                   EXHIBIT B

                              REPORTS AND METRICS

Buy.com and ESI require the following reporting and information. The pricing for all reporting requested is included in Exhibit C.

                         Reports Generated for Buy.com

-----------------------------------------------------------------------------------------------------------------------
Report Name                                    Frequency         e-Commerce Tool     Notes
-----------------------------------------------------------------------------------------------------------------------
Price                                       Daily             FTP                    For new account number
Availability
Refusal
Backorder
Confirmation
-----------------------------------------------------------------------------------------------------------------------
Freight Report                              Weekly            Customized Report      Sent Via Email
                                                              Tool
-----------------------------------------------------------------------------------------------------------------------
Lost Shipment Report                        Weekly            Customized Report      Sent Via Email
                                                              Tool
-----------------------------------------------------------------------------------------------------------------------
Shrink Report                               Monthly           Customized Report      Sent Via Email
                                                              Tool
-----------------------------------------------------------------------------------------------------------------------
Non-Conformance of UPC Codes Report         Monthly           System Generated
-----------------------------------------------------------------------------------------------------------------------
Vendor POS                                  Daily             FTP                    First 90 days - customized, and
                                                                                     then utilizing FTP site
-----------------------------------------------------------------------------------------------------------------------


                       Reports Generated for Vendor (ESI)

-----------------------------------------------------------------------------------------------------------------------
Report Name                                    Frequency         e-Commerce Tool     Notes
-----------------------------------------------------------------------------------------------------------------------
Buyer Sheets                                Weekly            BBS                    Updated every Monday
-----------------------------------------------------------------------------------------------------------------------
Receiving Acknowledgement (EDI 861)         Everytime a PO    EDI                    VAN
                                            Rec'd
-----------------------------------------------------------------------------------------------------------------------
Vendor POS                                  Daily             FTP                    First 90 days - customized, and
                                                                                     then utilizing FTP site
-----------------------------------------------------------------------------------------------------------------------
Balance On Hand                             Real-time         Ingram Micro's
                                                              Vendor Website
-----------------------------------------------------------------------------------------------------------------------
Shrink (Theft)                              Monthly           Customized Report      Sent Via Email
                                                              Tool
-----------------------------------------------------------------------------------------------------------------------
End-User Refusal Report                     Daily             FTP                    Daily
-----------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT C

                                    PRICING


[***]

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D

                             CONVEYABLE STANDARDS


                         PICK MODULE BID SPECIFICATIONS

     Repack orders - Defined as any item to be shipped that does not ship in its original manufacturer container, has to be removed from a multi-casepack or needs to be over-packed due to security or size of items.

     Fullcase Orders/Shippable Containers - Defined as any order that can ship as received with out any special handling.

     Conveyable - Defined as any single box that fits within the cubic dimensions and weight requirements outlined below.


Carton Size and Weights
-----------------------
     Repack Orders use the following repack carton sizes/1/:
          12 x 10 x 4                    12 x 10 x 8             14 x 14 x 10
          24 x 12 x 12                   24 x 18 x 12            20 x 20 x 20
          Weights 85# Maximum, 1/2# minimum

     Fullcase Orders/Shippable Containers: have an unlimited number of carton sizes.

          For conveyable standards we use the following:
          ----------------------------------------------
          Maximum 32L x 30W x 32H
          Minimum 6L x 9W x 4H
          Weights 85# Maximum, 1/2# minimum




_______________
/1/ Buy.com will be responsible for any charges incurred by Ingram for product requiring repack that does not fit into the box sizes available as stated.

                                   EXHIBIT E

                                  ASSUMPTIONS


In order to successfully structure and implement this program the following business assumptions were identified:

 . [***] SKU's initially, ramping up to [***] SKU's within three to four months, not to exceed [***] SKU numbers

 .  Space Utilization - approximately [***] during the course of the Agreement.
   Additional requirements will need to be stated on forecasting template and approved by Ingram Micro prior to shipment of Product.

     .  Estimated annual shipment volume of [***] in product value.
     .  [***] turns per year
     .  [***] dollar average price point
     .  [***] units per pallet
     .  Full case packs represent [***] of shipments
     .  Repack is estimated to be [***] of shipments
        [***] of the pallets will contain units with the same SKU numbers; [***] of the pallets will be mixed SKU numbers
     . Delivery Points are restricted to the US only, excluding Puerto Rico, or any other US territory.
     .  Product will be received in full pallets.
     .  Ingram will not provide the following services:
        -----------------------------------------------
        .  Serial number capture.
        .  De-vanning Services.

Ingram Micro carries no risk of ownership and does not take title of Product at any given point in time.

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.